UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2010

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31314	31-1443880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West 34th Street, 22nd Floor, New York, New York 10120
 (Address of principal executive offices, including Zip Code)

(646) 485-5410
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02	Results of Operations and Financial Condition.

On December 1, 2010 Aéropostale, Inc. issued a press release announcing their third quarter 2010 earnings results and November 2010 sales results.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press release, dated December 1, 2010, announcing third quarter 2010 earnings results and November 2010 sales results.

2

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/  Michael J. Cunningham
Michael J. Cunningham
President - Chief Financial Officer

Dated: December 1, 2010

3